Exhibit 10.53

NET SMELTER RETURN ROYALTY AGREEMENT

THIS AGREEMENT made as of the 16th day of June, 2004.

BETWEEN:

EXPATRIATE RESOURCES LTD., having an office at Suite 701,

475 Howe Street, Vancouver, British Columbia, V6C 2B3

(“Expatriate”)

OF THE FIRST PART

AND:

ATNA RESOURCES LTD., having an office at Suite 510, 510 Burrard

Street, Vancouver, British Columbia, V6C 3A8

(“Atna”)

OF THE SECOND PART

WHEREAS:

(A)                                                                            Atna and Expatriate entered an Asset Sale Agreement made as of May 31, 2004 (the “Sale Agreement”);

(B)                                                                              Pursuant to the Sale Agreement Expatriate is to grant to Atna a net smelter return interest in and to production of silver and gold from the Mineral Properties described in the Sale Agreement, which properties are more particularly described in Schedule 1 hereto;

(C)                                                                              The Sale Agreement provides for the execution of a net smelter return royalty agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the completion of the transactions contemplated by the Sale Agreement, the mutual and covenants in this Agreement and the Sale Agreement and other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each of the parties), the parties agree as follows:

1.                                                                                     Each capitalized term used in this Agreement which is not defined herein will have the meanings ascribed thereto in the Sale Agreement.

2.                                                                                     Atna reserves and Expatriate hereby grants to Atna a royalty (the “Royalty”) in perpetuity equal to a percentage of Net Smelter Returns (as hereinafter defined) for each Payment Period, as defined below, as follows:

(a)                                  4.0% of Net Smelter Returns when the price received in the Payment Period by Expatriate pursuant to all of its marketing or sales agreements for silver is from U.S. S5.00 to $7.50 per ounce; and

(b)                                 10% of Net Smelter Returns when the price received in the Payment Period by Expatriate pursuant to any of its marketing or sales agreements for silver is greater than U.S. $7.50 per ounce.

No Royalty is payable for a Payment Period if the price received in the Payment Period by Expatriate pursuant to all of its marketing or sales agreements for silver is less than U.S. $5.00 per ounce. If Expatriate is selling silver ores or concentrates or silver in any form other than refined silver, for the purposes of this section 1 it shall be deemed to receive the price for the silver contained in the ore or concentrate or other product that it is being credited with for the purpose of calculating the sale proceeds payable to it by the purchaser.

3.                                                                                     “Net Smelter Returns” will mean the net proceeds from silver and gold, whether as a refined metal, ore, concentrate, dore or any other form (the “Precious Metals”) produced from the Mineral Properties or from tailings or waste from the Mineral Properties. It will be based on the revenue earned by Expatriate from the sale to any mint, smelter, refinery or other purchaser of Precious Metals or proceeds received from an insurer in respect of Precious Metals contained in any ores and/or concentrates from the Mineral Properties, after deducting from such proceeds the following charges to the extent that they were not deducted by the purchaser in computing payments:

(a)                                 smelting and refining charges;

(b)                                penalties, smelter assay costs and umpire assay costs;

(c)                                 cost of freight and handling of ores, metals or concentrates from the Mineral Properties to any mint, smelter, refinery, or other purchaser if not sold f.o.b. the mine;

(d)                                marketing costs, not to exceed 2% of the net proceeds from silver and gold less the aggregate of the costs under subsections 3(a), 3(b), 3(c), 3(e) and 3(f);

(e)                                 costs of insurance in respect of the transportation of the Precious Metals to the smelter or other processing facility; and

(f)                                   customs duties, severance tax, prior existing royalties as described in Schedule 2 hereto, Ad valorem or mineral taxes or the like and export and import taxes or tariffs payable in respect of Precious Metals but not income taxes.

4.                                                                                     The Royalty will be calculated and paid on a quarterly basis (each quarter being a “Payment Period”) within 45 days after the end of each calendar quarter in respect of Net Smelter Returns earned during the quarter.

5.                                                                                     The Royalty will be payable as follows:

(a)                                   each payment of Royalty will be accompanied by an unaudited statement indicating the calculation of the Royalty in reasonable detail, and Atna will receive, on or before March 31 of each calendar year, a summary statement (“Yearly Statement”) of the calculation of the Royalty for the last completed calendar year that has been audited by a firm of chartered accountants in Canada, together with copies of such production information as will be required to adequately document the calculation of the Royalty;

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(b)                                 Atna will have 45 days from the time of receipt of the Yearly Statement to question the accuracy thereof in writing and, failing such objection, the Yearly Statement will be deemed to be correct and unimpeachable thereafter;

(c)                                  if the Yearly Statement is questioned by Atna, and if such questions cannot be resolved between Atna and Expatriate, Atna will have 180 days from the time of receipt of the Yearly Statement to have such audited by an accounting firm of its choice, initially at its expense;

(d)                                 the audited results obtained under subsection 5(c) will be final and determinative of the calculation of the Royalty for the audited period and will be binding on the parties and any overpayment of Royalty will be deducted from future payments of Royalty and any underpayment of Royalty will be paid by Expatriate forthwith;

(e)                                  the costs of the audit under subsection 5(c) will be borne by Atna if the Annual Statement overstated the Royalty or understated the Royalty payable by not more than 1% and will be borne by Expatriate if such statement understated the Royalty payable by greater than 1%. If Expatriate is obligated to pay for the audit, it will forthwith reimburse Atna for the audit costs which it has paid; and

(f)                                    Atna will be entitled, on reasonable written notice and during normal business hours, to examine such books and records as are reasonably necessary to verify the payment of the Royalty to it from time to time, provided however, that such examination will not unreasonably interfere with or hinder Expatriate’s operations or procedures and further provided that Expatriate will not be obligated to disclose any proprietary methods or processes. Expatriate will have the right to make access to its books and records conditional on execution by the examining party of a written agreement providing that all information received will be held in confidence and used solely for the purposes of verification of the payment of the Royalty.

6.                                                                                     Expatriate will dispose of Precious Metals only by way of sale to arm’s length parties on commercially reasonable terms and at the best prices attainable. Any smelting, refining or further processing of Precious Metals shall be by an arm’s length third party on commercially reasonable terms.

7.                                                                                     The Royalty creates a direct real property interest in the Mineral Properties and the Precious Metals in favour of Atna, provided such interest shall be satisfied in respect of any particular Precious Metals by the payment to Atna of the Royalty in respect thereof. The Royalty shall continue in perpetuity, it being the intent of the parties hereto that the Royalty will constitute a covenant running with the Mineral Properties and the Precious Metals and all successions thereof. If any right, power or interest of either party pertaining to the Royalty would violate the rule against perpetuities, then such right, power or interest will terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the date of this Agreement. Atna will have the right from time to time to register or record notice of the Royalty against title to the Mineral Properties or elsewhere, and Expatriate will cooperate with all such registrations and recordings and provide its written consent or signature to any documents and do such other things from time to time as are necessary or desirable to effect all such registrations or recordings or otherwise to protect the interests of Atna hereunder.

8.                                                                                     The right to receive a percentage of Net Smelter Returns as and when due will not be deemed to constitute Atna the partner, agent or legal representative of Expatriate.

9.                                                                                     Expatriate will be entitled to:

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(a)                                 make all operational decisions with respect to the methods and extent of mining and processing of ore, concentrate, metal and products produced from the Mineral Properties acting reasonably and in accordance with good mining and engineering practices; and

(b)                                make all decisions concerning temporary or long-term cessation of operations.

10.                                                                                Commingling of ores in the processing facilities constructed for ores from the Mineral Properties will be permitted and all ores treated in such facilities will be considered to be metallurgically similar as to recovery of metals, treatment charges and penalties charged by the refiner. Where there is commingling, the Royalty will be based solely on tonnage and grade of ores sent to the processing facilities from the Mineral Properties. Before commingling, Expatriate will ensure that the Precious Metals from the Mineral Properties and ores from other properties are measured and sampled in accordance with sound practices for metal content and grade and other appropriate parameters and the portion of total smelter payments that is attributable to Net Smelter Returns hereunder will be determined on a pro rata basis with reference to such metal content and grade.

11.                                                                                For the purposes of determining Net Smelter Returns, all receipts and disbursements in a currency other than Canadian will be converted into Canadian currency on the day of receipt or disbursement, as the case may be using the noon Bank of Canada rate.

12.                                                                                Expatriate may, but will not be under any duty to, engage in price protection (hedging) or speculative transactions such as futures contracts and commodity options in its sole discretion covering all or part of production from the Mineral Properties and, except in the case where Precious Metals are actually delivered and a sale is actually consumed under such price protection or speculative transactions, none of the revenues, costs, profits or losses from such transactions will be taken into account in calculating Net Smelter Returns or any interest therein.

13.                                                                                In addition to Atna’s right to inspect records under subsection 5(f), upon not less than five days’ written notice to Expatriate, Atna, or its authorized agents or representatives, may, under the direction and control of Expatriate, enter in and upon the mine and all surface and subsurface portions of the Mineral Properties for the purpose of inspecting same, all operations thereon, and all production records and data pertaining to all production activities and operations on or with respect thereto, including without limitation, records and data that are electronically maintained.

14.                                                                                Subject to any limitations caused by concentrate or other product sales agreements entered into by Expatriate, Atna may elect, upon written notice to Expatriate given 60 days prior to the commencement of any Payment Period, to receive its Royalty in-kind by having deposited in an account or accounts opened by Expatriate for Atna an amount of refined Precious Metals which is equivalent to the cash value of the Royalty payable, taking into account the deductions described in section 3. In determining the amount of refined Precious Metals to be deposited to any such account and the amount of the deductions under section 3 applicable in the case of any deposit, Expatriate shall value gold and silver using the London final gold fixing and the Handy and Harman Silver Price, in United States dollars, both as published by Metals Week, a publication of McGraw, Hill of New York, or such other recognized source of metal price quotations as may be agreed by Expatriate and Atna, as quoted on the Business Day preceding the date of each deposit.

15.                                                                                Expatriate will indemnify and save Atna and its parent and affiliated companies harmless from any loss, cost or liability including, without limitation, reasonable legal fees arising from a claim against Atna in respect of any failure by Expatriate to at all times comply with all applicable present or future federal, provincial, territorial and local laws, statutes, rules, regulations, permits, ordinances, certificates, licences and other regulatory requirements, policies and guidelines relating to Expatriate or

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the Mineral Properties or operations thereon; provided, however, Expatriate will have the right to contest any of the same if such contest does not jeopardize the Mineral Properties or Atna’s rights thereto or under this Agreement.

16.                                                                                Expatriate will indemnify and save Atna harmless from any loss, cost or liability (including, without limitation, reasonably legal fees) arising from a claim against Atna in respect of:

(a)                                 any failure by Expatriate to timely and fully perform all abandonment, restoration, remediation and reclamation required by all governmental authorities pertaining or related to the operations or activities of Expatriate on or with respect to the Mineral Properties;

(b)                                Expatriate causing, suffering, or permitting any condition or activity at, on or in the vicinity of the Mineral Properties which constitutes a nuisance; or

(c)                                 any failure by Expatriate which results in a violation of or liability under any present or future applicable federal, territorial, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licences and other regulatory requirements, policies or guidelines.

17.                                                                                Expatriate will purchase or otherwise arrange at its own expense and will keep in force at all times insurance (including, without limitation, comprehensive general public liability insurance) against claims for bodily injury or death or property damage arising out of or resulting from activities or operations on or with respect to the Mineral Properties and in respect of loss, theft or destruction of Precious Metals, in such amounts as will, in Expatriate’s reasonable opinion, adequately protect Expatriate, Atna, the Royalty, the Mineral Properties and the operations thereon from any and all claims, liabilities and damages which may arise and as will adequately protect Expatriate and Atna from loss, theft and destruction of Precious Metals.

18.                                                                                Any payments not made when due hereunder will bear interest at an annual rate equal to the Prime Rate plus 1% calculated and compounded monthly from the due date to the date of payment. For the purposes hereof “Prime Rate” means at any particular time the annual rate of interest announced from time to time by the Canadian Imperial Bank of Commerce, main branch, Vancouver, British Columbia as a reference rate then in effect for determining floating rates of interest on Canadian dollar loans made in Canada.

19.                                                                                This Agreement will be construed and governed by the laws enforced in the Province of British Columbia and the courts of such province will have exclusive jurisdiction to hear and determine all disputes arising hereunder. This section 19 will not be construed to affect the rights of a party to enforce a judgment or award outside of British Columbia, including the right to record or enforce a judgment or award in the jurisdiction in which any of the property the subject hereof is situated.

20.                                                                                Each of the parties hereby covenants and agrees that at any time and from time to time, upon the request of the other party it will, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required for the better carrying out and performance of all of the terms of this Agreement.

21.                                                                                Any notice required or permitted to be given or delivery required to be made to any party may be effectively given or delivered if it is delivered personally or by facsimile transmission to

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(a)	In the case of Atna,

#510-510 Burrard Street
Vancouver, British Columbia
V6C 3A8

Attention: David Watkins
Fax: (604) 684-8887

(b)	in the case of Expatriate,
Suite 701

475 Howe Street
Vancouver, British Columbia
V6C 2B3

Attention: Harlan Meade
Fax: (604) 682-5404

or to such other address as the party entitled to or receiving such notice may notify the other party as provided for herein.

A notice will be deemed to have been received by the addressee on the first Business Day occurring after the date of delivery or transmission provided that such is a Business Day, and if not, on the second Business Day occurring after the date of delivery or transmission.

22.                                                                               This Agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein express or implied is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

23.                                                                               This Agreement may be executed in any number of counterparts with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument.

24.                                                                               This Agreement together with the Sale Agreement constitutes the entire agreement between the parties and supersedes all prior letters of intent, agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied with respect to the subject matter of this Agreement.

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25.                                                                              No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement on the date first above written.

EXPATRIATE RESOURCES LTD.

By:	/s/ [ILLEGIBLE]

ATNA RESOURCES LTD.

By:	/s/ [ILLEGIBLE]

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SCHEDULE 1

MINERAL PROPERTIES

05 May 2004

EXPATRIATE RESOURCES LTD.

#701 - 475 Howe Street

Vancouver                                      BC  Canada

V6C-2B3

Dear Sir/Madam:

We are able to confirm the status of the following claim(s):

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS#’s
ARCH 1 - 2	YB89663 - YB89664	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
ARCH 3 - 4	YB89665 - YB89666	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
ARCH 5 - 6	YB89667 - YB89668	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
ARCH 7 - 8	YB89669 - YB89670	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
ARCH 9 -10	YB89671 - YB89672	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	P
CAP 1	YB87468	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT I - 10	YB45954 - YB45963	2015/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 11 - 12	YB51608 - YB51609	2016/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 13 - 20	YB45966 - YB45973	2015/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 23 - 36	YB51534 - YB51547	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 37 - 70	YB51548 - YB51581	2016/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 71 - 80	YB51582 - YB51591	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 83 - 86	YB51592 - YB51595	2016/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 87 - 94	YB51596 - YB51603	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 95 - 148	YB58651 - YB58704	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 149 -170	YB58705 - YB58726	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08, 105G09
FOOT 171 - 174	YB58727 - YB58730	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 180	YB59982	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 181 - 188	YB59983 - YB59990	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 189 - 214	YB59991 - YB60016	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT215 - 216	YB87460 - YB87461	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 217 - 222	YB60946 - YB60951	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 223 - 226	YB60952 - YB60955	2013/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 227 - 231	YB60956 - YB60960	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 233 - 308	YB61006 - YB61081	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 309 - 332	YB61082 - YB61105	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08, 105G09
FOOT 333 - 358	YB61106 - YB61131	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 359 - 382	YB61132 - YB61155	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08, 105G09

Total claims selected : 677

Left column indicator legend:	Right column indicator legend:

R - Indicates the claim is on one or more pending renewal(s).	L- Indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

05 May 2004

EXPATRIATE RESOURCES LTD.

#701 - 475 Howe Street

Vancouver                                      BC  Canada

V6C-2B3

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS#’s
FOOT 383 - 390	YB61156 - YB61163	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 391 - 468	YB61164 - YB61241	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08, 105G09
FOOT 549 - 550	YB61314 - YB61315	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 575	YB61756	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 579 - 581	YB61760 - YB61762	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 582 - 584	YB61763 - YB61765	2010/03/20	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 585 - 586	YB61766 - YB61767	2010/03/07	EXPATRIATE.RESOURCES LTD.	100.00	105G08
FOOT 605 - 607	YB70737 - YB70739	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT A 11 - 12	YB71274 - YB71275	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	P
FOOT FRA 603	YB70735	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FYD 67 - 83	YB62248 - YB62264	2005/03/21	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 1 - 12	YB86778 - YB86789	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 13 - 18	YB86790 - YB86795	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
JILL 19 - 22	YB86796 - YB86799	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 23 - 24	YB86800 - YB86801	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
JILL 25 - 28	YB87470 - YB87473	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09,	F
JILL 29 - 32	YB87474 - YB87477	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G08 105G08
JILL 36	YB87481	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 37 - 38	YB87482 - YB87483	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
JILL 39	YB87484	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 40 - 41	YB87485 - YB87486	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
KINK 3	YA69009	2018/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
KNOT I - 4	YB89415 - YB89418	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09	P
KNOT 5 - 6	YB89419 - YB89420	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
LIN1	YB87469	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
PAK 1 - 20	YB45974 - YB45993	2007/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
PAK 21 - 36	YB51516 - YB51531	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
PAK 37 - 60	YB58617 - YB58640	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
PAK 63 - 64	YB58643 - YB58644	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07

Total claims selected : 677

Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewal(s).	L- indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

2

05 May 2004

EXPATRIATE RESOURCES LTD.

#701 - 475 Howe Street

Vancouver                                      BC  Canada

V6C-2B3

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS#’s
PAK 67 - 70	YB58647 - YB58650	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
ROPE 75 - 78	YB69160 - YB69163	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 97 -100	YB69182 - YB69185	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 114 - 118	YB69199 - YB69203	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 131 - 134	YB69216 - YB69219	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 536 - 540	YB70719 - YB70723	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 550 - 551	YB70843 - YB70844	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 552 - 553	YB70845 - YB70846	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
TOE 1 - 6	YB56214 - YB56219	2007/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 7	YB56220	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 8	YB56221	2007/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 9 - 10	YB56222 - YB56223	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 11 - 16	YB56224 - YB56229	2007/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08

Total claims selected : 677

Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewal(s).	L- Indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

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EXPATRIATE RESOURCES LTD. #701 - 475 Howe Street		05 May 2004

Vancouver	BC Canada
V6C-2B3

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS#’s
TOE 17 - 36	YB59962 - YB59981	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08

There is no provision in either the Quartz Mining Act or the Placer Mining Act for a Mining Recorder to interpret his/her records to the public. Where information regarding the status of a mineral claim is to be used for title opinions or quasi-legal purposes, we recommend that certified true copies of documents be obtained. All books of record and documents filed are open for public inspection, free of charge, during office hours. An enquirer may employ someone to search the records, or obtain abstracts of record at a cost of $1.00 for the first entry and $.10 for each additional entry.

If you have any questions, please do not hesitate to contact this office.

Yours truly,

Patti McLeod

Mining Recorder

Watson Lake Mining District

P.O. Box 269

Watson Lake    YT Canada

Y0A-1C0

Ph:(867) 536-7366

fax: (867) 536-7842

Total claims selected: 677

Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewal(s).	L- Indicates the Quartz. Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F- Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

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SCHEDULE 2

PRIOR EXISTING ROYALTIES

1.                                       A 0.5% net smelter return royalty payable to Equity Engineering Ltd. (“Equity”) in respect of production from the Foot 1-20, Foot 23-80, Foot 83-94 and Pak 1-36 mineral claims, as described in an agreement between Equity and Atna dated as at March 24, 1995.

2.                                       A 1% net smelter return royalty payable to Nordac Resources Ltd., now called Strategic Metals Corporation, (“Nordac”) in respect of production from the Kink 3 mineral claim, as described in an agreement dated January 5, 1995 between Nordac and Atna.

3.                                       A 0.5% net smelter return royalty payable to Uwe Schmidt (“Schmidt”) in respect of production from the Toe 1-16 mineral claims, as described in a letter dated December 8, 1994 from Schmidt to Atna.

PARTIAL ASSIGNMENT OF ROYALTY

THIS Agreement dated the 20th day of August, 2007 is made

BETWEEN:	ATNA RESOURCES LTD., a British Columbia corporation (hereinafter called “Atna”)	OF THE FIRST PART,

AND:	EQUITY ENGINEERING LTD., a British Columbia corporation (hereinafter called “Equity”)	OF THE SECOND PART,

AND:	YUKON ZINC CORPORATION, a British Columbia corporation (hereinafter called “Yukon”)	OF THE THIRD PART.

WHEREAS pursuant to the terms of a Settlement Agreement between Atna and Equity dated the same date as this Agreement, Atna has agreed to make a partial assignment to Equity of the Royalty payable by Yukon to Atna pursuant to the Royalty Agreement (as those terms are defined below).

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the covenants and agreements hereinafter set forth and other good and valuable consideration, (the receipt and sufficiency of which is hereby acknowledged) the parties hereto agree as follows:

1.                                      DEFINITIONS

In this Agreement the following words and phrases shall have the following meanings;

1.1.                               “Mineral Properties” has the meaning assigned to it in the Royalty Agreement.

1.2.                               “Royalty” has the meaning assigned to it in the Royalty Agreement.

1.3.                              “Royalty Agreement” means the Net Smelter Return Royalty Agreement made as of June 16, 2004 between Yukon (then named Expatriate Resources Ltd.) and Atna,

2.                                     PARTIAL ASSIGNMENT OF ROYALTY

2.1.                           Atna hereby assigns, transfers and conveys to Equity a 5.55% interest, in the Royalty, retaining for itself the remaining 94.45% interest. Equity hereby accepts such assignment, transfer and conveyance.

2.2.                             Yukon acknowledges the foregoing assignment, transfer and conveyance and agrees that:

(a)                               the 5.55% interest in the Royalty held by Equity and the 94.45% interest in the Royalty held by Atna shall be independent, separate and distinct each from the other as if in the first instance they had been granted by Yukon separately to Atna and Equity, respectively;

(b)                              with, respect to the 94.45% interest in the Royalty held by Atna, Atna shall continue to have all of the rights and Yukon shall continue to have all of the obligations provided in the Royalty Agreement and the Royalty Agreement continues in full force and effect, mutatis mutandis; and

(c)                               with respect to the 5.55% interest in the Royalty held by Equity, Equity shall have the same rights and Yukon shall have all the same obligations as Atna and Yukon have respectively under the terms of the Royalty Agreement as if Equity and Yukon had in the first instanee entered into an agreement the same as the Royalty Agreement, mutatis mutandis, save and except for Equity relinquishing its right to:

(i)                                  take delivery of the metal in kind as referenced in Section 14 of the Royalty Agreement; and

(ii)                               audit the yearly statement of the Royalty as referenced in Sections 5(c), 5(d) and 5(e) of the Royalty Agreement. If however Atna should exercise its right to conduct an audit of the Royalty then Atna shall promptly provide Equity with the results of the audit and Yukon shall promptly pay Equity its share of any payment due as a result of the audit.

3.                                     REPRESENTATIONS AND WARRANTIES

3.1.                            Equity represents and warrants to Atna and Yukon that this Agreement has been duly and validly authorized, executed and delivered by Equity and constitutes a legal, valid, binding and enforceable obligation of Equity.

3.2.                            Atna represents and warrants to Equity and Yukon that:

(a)                                this Agreement has been duly and validly authorized, executed and delivered by Atna and constitutes a legal, valid, binding and enforceable obligation of Atna; and

(b)                                 Atna has not previously assigned the Royalty Agreement or any of its rights thereunder including the Royalty.

3.3.                            Yukon represents to Atna and Equity that:

(a)                               Yukon changed its name from Expatriate Resources Ltd. on December 16, 2004; and

(b)                              this Agreement has been duly and validly authorized, executed and delivered by Yukon and constitutes a legal, valid, binding and enforceable obligation of Yukon.

3.4.                            Equity acknowledges and agrees that the assignment, transfer and conveyance by Atna of an interest in the Royalty is “as is, where is” without any representation or warranty except as expressly provided in Section 3.2 and that all implied representations and warranties are hereby excluded. Without limiting the generality of the foregoing, no representation or warranty is given with respect to the validity of the Royalty Agreement; Yukon’s title to the Mineral Properties, if any; Yukon’s right or ability to mine and produce minerals from the Mineral Properties; the likelihood that minerals can or will be removed from the Mineral Properties in commercially saleable quantities; the condition of the Mineral Properties; or the existence of contaminants on the Mineral Properties or environmental or other liabilities associated with the Mineral Properties.

3.5.                            Yukon acknowledges Equity’s right to be paid the 0.5% net smelter returns royalty in respect of production from the Foot 1-20, Foot 23-80, Foot 83-94 and Pak 1-36 mineral claims and any mineral claims acquired by Atna or Yukon within the boundary formed by intersecting lines parallel to and two (2) kilometers from the boundaries of such claims, which royalty was created by the Exploration Agreement dated March 24, 1995 between Atna. and Equity, was previously referenced in the Option Agreement dated January 3, 1995 between Atna, Yukon, Equity and Uwe Schmidt and was assumed by Yukon from Atna pursuant to an Assumption Agreement dated June 16, 2004 between Yukon and Atna.

4.                                      RIGHT OF FIRST REFUSAL

4.1.                              Equity agrees with Yukon that it will not sell, assign, transfer, convey or otherwise dispose of its interest in the Royalty or its 0.5% net smelter returns royalty (the “Equity Royalties”) in whole or in part to any unrelated third party unless it gives Yukon 30 days’ notice of the price and other terms it would be willing to dispose of the Equity Royalties or part of the Equity Royalties and Yukon shall be entitled, by notice in writing to Equity, within the 30 day period to acquire all or part of the Equity Royalties which Equity intends to dispose of (the “Subject Interest”) on the same terms stated in the notice. If Yukon does not elect, in writing within the said 30 day period to acquire the Subject Interest, Equity may dispose of the whole, but not less than the whole, of the Subject Interest to any person within the following 60 days at a price at or above the price stated in the notice and upon the same terms and conditions that were contained in the notice. For purposes of this Section 4.1, the consideration for the Subject Interest shall be an amount payable in Canadian or United States Dollars unless the parties hereto otherwise agree. If Equity fails to complete the transaction within the said 60 days, the rights of Yukon under this Section 4.1 shall be deemed to be revived and any subsequent proposal to sell, assign, transfer, convey or otherwise dispose of all or part of the Equity Royalties shall again be subject to the provisions of this Section 4.1.

4.2.                              If Equity disposes of all or part of the Equity Royalties in whole or in part hereunder, it shall require any transferee to execute a counterpart of this Agreement and thereby to agree with Yukon to be bound by the contractual terms hereof in the same manner and to the same extent as though a party hereto in the first instance, including without limitation Section 4.1.

4.3.                            Nothing in this Article 4 shall prevent Equity from transferring its interest in the Equity Royalties to David Caulfield, Henry Awmack or Mark Baknes (the “Individuals”), or to entities controlled by them either individually or collectively or successor entities of Equity. The Individuals also reserve the right to transfer the Equity Royalties among themselves.

5.                                      CONFIDENTIALITY

5.1.                            This Agreement and its terms shall be kept confidential by both parties and except as required by law or regulatory authority neither party shall make any public announcements or statements concerning this Agreement without the prior approval of the others, not to be unreasonably withheld or delayed.

6.                                      NOTICES

6.1.                             Any notice or other communication to be given in connection with this Agreement shall be given in writing and shall be given by personal delivery or by facsimile addressed to the recipient as follows:

To Atna:

Atna Resources Ltd.

510 – 510 Burrard Street

Vancouver, British Columbia

V6C 3A8

Telecopy No: (604) 684-8887

Attention:      President

To Equity:

Equity Engineering Ltd.

700 – 700 West Pender Street

Vancouver, British Columbia

V6C 1G8

Telecopy No: (604) 688-0235

Attention:      Henry Awmack, P.Eng.

To Yukon:

Yukort Zinc Corporation

#701 – 475 Howe Street

Vancouver, British Columbia

V6C 2B3

Telecopy No: (604)68.2-5404

Attention:      President

or to such other address as may be designated by notice given by a party to the others. Any notice or other communication given by personal delivery or by facsimile shall be conclusively deemed to have been given the day of actual delivery if delivered during normal business hours or if delivered after normal business hours then on the next following business day.

7.                                    GENERAL

7.1.                              This Agreement expresses the entire agreement among the parties with respect to the subject matter hereof; provided that, as between Atna and Equity, the provisions of the Settlement Agreement referred to in the Recital do not merge in this Agreement and survive the execution of tiiis Agreement and continue in full force and effect

7.2.                              This Agreement shall be governed by and construed in accordance with the laws of British Columbia and each party hereby irrevocably submits to the jurisdiction of the courts in British Columbia.

7.3.                            This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns,

IN WITNESS WHEREOF each of the parties hereto has hereunto executed this Agreement as of the date and year first above written.

ATNA RESOURCES LTD.

Per	/s/ [ILLEGIBLE]	c/s
Title	PRESIDENT/CEO

EQUITY ENGINEERING LTD.

Per	/s/ [ILLEGIBLE]	c/s
Title	Director

YUKON ZINC CORPORATION

Per	/s/ [ILLEGIBLE]	c/s
Title

NET SMELTER RETURN ROYALTY AGREEMENT

THIS AGREEMENT made as of the 16th day of June, 2004.

BETWEEN:

EXPATRIATE RESOURCES LTD., having an office at Suite 701,

475 Howe Street, Vancouver, British Columbia, V6C 2B3

(“Expatriate”)

OF THE FIRST PART

AND:

ATNA RESOURCES LTD., having an office at Suite 510, 510 Burrard

Street, Vancouver, British Columbia, V6C 3A8

(“Atna”)

OF THE SECOND PART

WHEREAS:

(A)                          Atna and Expatriate entered an Asset Sale Agreement made as of May 31, 2004 (the “Sale Agreement”);

(B)                          Pursuant to the Sale Agreement Expatriate is to grant to Atna a net smelter return interest in and to production of silver and gold from the Mineral Properties described in the Sale Agreement, which properties are more particularly described in Schedule 1 hereto;

(C)                          The Sale Agreement provides for the execution of a net smelter return royalty agreement.

NOW THEREFORE THIS AGREEMENT WITNESSES that for and in consideration of the completion of the transactions contemplated by the Sale Agreement, the mutual and covenants in this Agreement and the Sale Agreement and other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each of the parties), the parties agree as follows:

1.                             Each capitalized term used in this Agreement which is not defined herein will have the meanings ascribed thereto in the Sale Agreement.

2.                             Atna reserves and Expatriate hereby grants to Atna a royalty (the “Royalty”) in perpetuity equal to a percentage of Net Smelter Returns (as hereinafter defined) for each Payment Period, as defined below, as follows:

(a)           4.0% of Net Smelter Returns when the price received in the Payment Period by Expatriate pursuant to all of its marketing or sales agreements for silver is from U.S. $5.00 to $7.50 per ounce; and

(b)           10% of Net Smelter Returns when the price received in the Payment Period by Expatriate pursuant to any of its marketing or sales agreements for silver is greater than U.S. $7.50 per ounce.

No Royalty is payable for a Payment Period if the price received in the Payment Period by Expatriate pursuant to all of its marketing or sales agreements for silver is less than U.S. $5.00 per ounce. If Expatriate is selling silver ores or concentrates or silver in any form other than refined silver, for the purposes of this section 1 it shall be deemed to receive the price for the silver contained in the ore or concentrate or other product that it is being credited with for the purpose of calculating the sale proceeds payable to it by the purchaser.

3.                             “Net Smelter Returns” will mean the net proceeds from silver and gold, whether as a refined metal, ore, concentrate, dore or any other form (the “Precious Metals”) produced from the Mineral Properties or from tailings or waste from the Mineral Properties. It will be based on the revenue earned by Expatriate from the sale to any mint, smelter, refinery or other purchaser of Precious Metals or proceeds received from an insurer in respect of Precious Metals contained in any ores and/or concentrates from the Mineral Properties, after deducting from such proceeds the following charges to the extent that they were not deducted by the purchaser in computing payments:

(a)           smelting and refining charges;

(b)           penalties, smelter assay costs and umpire assay costs;

(c)           cost of freight and handling of ores, metals or concentrates from the Mineral Properties to any mint, smelter, refinery, or other purchaser if not sold f.o.b. the mine;

(d)           marketing costs, not to exceed 2% of the net proceeds from silver and gold less the aggregate of the costs under subsections 3(a), 3(b), 3(c), 3(e) and 3(f);

(e)           costs of insurance in respect of the transportation of the Precious Metals to the smelter or other processing facility; and

(f)            customs duties, severance tax, prior existing royalties as described in Schedule 2 hereto, Ad valorem or mineral taxes or the like and export and import taxes or tariffs payable in respect of Precious Metals but not income taxes.

4.                             The Royalty will be calculated and paid on a quarterly basis (each quarter being a “Payment Period”) within 45 days after the end of each calendar quarter in respect of Net Smelter Returns earned during the quarter.

5.                             The Royalty will be payable as follows:

(a)           each payment of Royalty will be accompanied by an unaudited statement indicating the calculation of the Royalty in reasonable detail, and Atna will receive, on or before March 31 of each calendar year, a summary statement (“Yearly Statement”) of the calculation of the Royalty for the last completed calendar year that has been audited by a firm of chartered accountants in Canada, together with copies of such production information as will be required to adequately document the calculation of the Royalty;

(b)           Atna will have 45 days from the time of receipt of the Yearly Statement to question the accuracy thereof in writing and, failing such objection, the Yearly Statement will be deemed to be correct and unimpeachable thereafter,

(c)           if the Yearly Statement is questioned by Atna, and if such questions cannot be resolved between Atna and Expatriate, Atna will have 180 days from the time of receipt of the Yearly Statement to have such audited by an accounting firm of its choice, initially at its expense;

(d)           the audited results obtained under subsection 5(c) will be final and determinative of the calculation of the Royalty for the audited period and will be binding on the parties and any overpayment of Royalty will be deducted from future payments of Royalty and any underpayment of Royalty will be paid by Expatriate forthwith;

(e)           the costs of the audit under subsection 5(c) will he borne by Atna if the Annual Statement overstated the Royalty or understated the Royalty payable by not more than 1% and will be borne by Expatriate if such statement understated the Royalty payable by greater than 1%. If Expatriate is obligated to pay for the audit, it will forthwith reimburse Atna for the audit costs which it has paid; and

(f)            Atna will be entitled, on reasonable written notice and during normal business hours, to examine such books and records as are reasonably necessary to verify the payment of the Royalty to it from time to time, provided however, that such examination will not unreasonably interfere with or hinder Expatriate’s operations or procedures and further provided that Expatriate will not be obligated to disclose any proprietary methods or processes. Expatriate will have the right to make access to its books and records conditional on execution by the examining party of a written agreement providing that all information received will be held in confidence and used solely for the purposes of verification of the payment of the Royalty.

6.                             Expatriate will dispose of Precious Metals only by way of sale to arm’s length parties on commercially reasonable terms and at the best prices attainable. Any smelting, refining or further processing of Precious Metals shall be by an arm’s length third party on commercially reasonable terms.

7.                             The Royalty creates a direct real property interest in the Mineral Properties and the Precious Metals in favour of Atna, provided such interest shall be satisfied in respect of any particular Precious Metals by the payment to Atna of the Royalty in respect thereof. The Royalty shall continue in perpetuity, it being the intent of the parties hereto that the Royalty will constitute a covenant running with the Mineral Properties and the Precious Metals and all successions thereof. If any right, power or interest of either party pertaining to the Royalty would violate the rule against perpetuities, then such right, power or interest will terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the date of this Agreement. Atna will have the right from time to time to register or record notice of the Royalty against title to the Mineral Properties or elsewhere, and Expatriate will cooperate with all such registrations and recordings and provide its written consent or signature to any documents and do such other things from time to time as are necessary or desirable to effect all such registrations or recordings or otherwise to protect the interests of Atna hereunder.

8.                             The right to receive a percentage of Net Smelter Returns as and when due will not be deemed to constitute Atna the partner, agent or legal representative of Expatriate.

9.                             Expatriate will be entitled to:

(a)           make all operational decisions with respect to the methods and extent of mining and processing of ore, concentrate, metal and products produced from the Mineral Properties acting reasonably and in accordance with good mining and engineering practices; and

(b)           make all decisions concerning temporary or long-term cessation of operations.

10.                           Commingling of ores in the processing facilities constructed for ores from the Mineral Properties will be permitted and all ores treated in such facilities will be considered to be metallurgically similar as to recovery of metals, treatment charges and penalties charged by the refiner. Where there is commingling, the Royalty will be based solely on tonnage and grade of ores sent to the processing facilities from the Mineral Properties. Before commingling, Expatriate will ensure that the Precious Metals from the Mineral Properties and ores from other properties are measured and sampled in accordance with sound practices for metal content and grade and other appropriate parameters and the portion of total smelter payments that is attributable to Net Smelter Returns hereunder will be determined on a pro rata basis with reference to such metal content and grade.

11.                           For the purposes of determining Net Smelter Returns, all receipts and disbursements in a currency other than Canadian will be converted into Canadian currency on the day of receipt or disbursement, as the case may be using the noon Bank of Canada rate.

12.                           Expatriate may, but will not be under any duty to, engage in price protection (hedging) or speculative transactions such as futures contracts and commodity options in its sole discretion covering all or part of production from the Mineral Properties and, except in the case where Precious Metals are actually delivered and a sale is actually consumed under such price protection or speculative transactions, none of the revenues, costs, profits or losses from such transactions will be taken into account in calculating Net Smelter Returns or any interest therein.

13.                           In addition to Atna’s right to inspect records under subsection 5(f), upon not less than five days’ written notice to Expatriate, Atna, or its authorized agents or representatives, may, under the direction and control of Expatriate, enter in and upon the mine and all surface and subsurface portions of the Mineral Properties for the purpose of inspecting same, all operations thereon, and all production records and data pertaining to all production activities and operations on or with respect thereto, including without limitation, records and data that are electronically maintained.

14.                           Subject to any limitations caused by concentrate or other product sales agreements entered into by Expatriate, Atna may elect, upon written notice to Expatriate given 60 days prior to the commencement of any Payment Period, to receive its Royalty in-kind by having deposited in an account or accounts opened by Expatriate for Atna an amount of refined Precious Metals which is equivalent to the cash value of the Royalty payable, taking into account the deductions described in section 3. In determining the amount of refined Precious Metals to be deposited to any such account and the amount of the deductions under section 3 applicable in the case of any deposit, Expatriate shall value gold and silver using the London final gold fixing and the Handy and Harman Silver Price, in United States dollars, both as published by Metals Week, a publication of McGraw, Hill of New York, or such other recognized source of metal price quotations as may be agreed by Expatriate and Atna, as quoted on the Business Day preceding the date of each deposit.

15.                           Expatriate will indemnify and save Atna and its parent and affiliated companies harmless from any loss, cost or liability including, without limitation, reasonable legal fees arising from a claim against Atna in respect of any failure by Expatriate to at all times comply with all applicable present or future federal, provincial, territorial and local laws, statutes, rules, regulations, permits, ordinances, certificates, licences and other regulatory requirements, policies and guidelines relating to Expatriate or the Mineral Properties or operations thereon; provided, however, Expatriate will have the right to contest any of the same if such contest does not jeopardize the Mineral Properties or Atna’s rights thereto or under this Agreement.

16.                           Expatriate will indemnify and save Atna harmless from any loss, cost or liability
(including, without limitation, reasonably legal fees) arising from a claim against Atna in respect of:

(a)           any failure by Expatriate to timely and fully perform all abandonment, restoration, remediation and reclamation required by all governmental authorities pertaining or related to the operations or activities of Expatriate on or with respect to the Mineral Properties;

(b)           Expatriate causing, suffering, or permitting any condition or activity at, on or in the vicinity of the Mineral Properties which constitutes a nuisance; or

(c)           any failure by Expatriate which results in a violation of or liability under any present or future applicable federal, territorial, provincial or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licences and other regulatory requirements, policies or guidelines.

17.                           Expatriate will purchase or otherwise arrange at its own expense and will keep in force at all times insurance (including, without limitation, comprehensive general public liability insurance) against claims for bodily injury or death or property damage arising out of or resulting from activities or operations on or with respect to the Mineral Properties and in respect of loss, theft or destruction of Precious Metals, in such amounts as will, in Expatriate’s reasonable opinion, adequately protect Expatriate, Atna, the Royalty, the Mineral Properties and the operations thereon from any and all claims, liabilities and damages which may arise and as will adequately protect Expatriate and Atna from loss, theft and destruction of Precious Metals.

18.                           Any payments not made when due hereunder will bear interest at an annual rate equal to the Prime Rate plus 1% calculated and compounded monthly from the due date to the date of payment. For the purposes hereof “Prime Rate” means at any particular time the annual rate of interest announced from time to time by the Canadian Imperial Bank of Commerce, main branch, Vancouver, British Columbia as a reference rate then in effect for determining floating rates of interest on Canadian dollar loans made in Canada.

19.                           This Agreement will be construed and governed by the laws enforced in the Province of British Columbia and the courts of such province will have exclusive jurisdiction to hear and determine all disputes arising hereunder. This section 19 will not be construed to affect the rights of a party to enforce a judgment or award outside of British Columbia, including the right to record or enforce a judgment or award in the jurisdiction in which any of the property the subject hereof is situated.

20.                           Each of the parties hereby covenants and agrees that at any time and from time to time, upon the request of the other party it will, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required for the better carrying out and performance of all of the terms of this Agreement.

21.                           Any notice required or permitted to be given or delivery required to be made to any party may be effectively given or delivered if it is delivered personally or by facsimile transmission to

(a)           In the case of Atna,

#510 - 510 Burrard Street

Vancouver, British Columbia

V6C 3A8

Attention: David Watkins

Fax: (604) 684-8887

(b)           in the case of Expatriate,

Suite 701

475 Howe Street

Vancouver, British Columbia

V6C 2B3

Attention: Harlan Meade

Fax: (604) 682-5404

or to such other address as the party entitled to or receiving such notice may notify the other party as provided for herein.

A notice will be deemed to have been received by the addressee on the first Business Day occurring after the date of delivery or transmission provided that such is a Business Day, and if not, on the second Business Day occurring after the date of delivery or transmission.

22.                           This Agreement will be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns. Nothing herein express or implied is intended to confer upon any person, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

23.                           This Agreement may be executed in any number of counterparts with the same effect as if all parties to this Agreement had signed the same document and all counterparts will be construed together and will constitute one and the same instrument.

24.                           This Agreement together with the Sale Agreement constitutes the entire agreement between the parties and supersedes all prior letters of intent, agreements, representations, warranties, statements, promises, information, arrangements and understandings, whether oral or written, express or implied with respect to the subject matter of this Agreement.

25.                           No modification or amendment to this Agreement may be made unless agreed to by the parties hereto in writing.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement on the date first above written.

EXPATRIATE RESOURCES LTD.

By:

ATNA RESOURCES LTD.

By:

SCHEDULE 1

MINERAL PROPERTIES

EXPATRIATE RESOURCES LTD. #701 - 475 Howe Street		05 May 2004

Vancouver	BC Canada
V6C-2B3

Dear Sir/Madam:

We are able to confirm the status of the following claim(s):

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NIS #’s
ARCH 1 - 2	YB89663 - YB89664	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
ARCH 3 - 4	YB89665 - YB89666	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
ARCH 5 - 6	YB89667 - YB89668	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
ARCH 7 - 8	YB89669 - YB89670	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
ARCH 9 - 10	YB89671 - YB89672	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	P
CAP 1	YB87468	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 1 - 10	YB45954 - YB45963	2015/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 11 - I2	YB51608 - YB51609	2016/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 13 - 20	YB45966 - YB45973	2015/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 23 - 36	YB51534 - YB51547	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
J FOOT 37 - 70	YB51548 - YB51581	2016/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 71 - 80	YB51582 - YB51591	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 83 - 86	YB51592 - YB51595	2016/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 87 - 94	YB51596 - YB51603	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 95 - 148	YB58651 - YB58704	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 149 - 170	YB58705 - YB58726	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08, 105G09
FOOT 171 - 174	YB58727 - YB58730	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 180	YB59982	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 181 - 188	YB59983 - YB59990	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 189 - 214	YB59991 - YB60016	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 215 - 216	YB87460 - YB87461	2010/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 217 - 222	YB60946 - YB60951	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 223 - 226	YB60952 - YB60955	2013/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 227 - 231	YB60956 - YB60960	2012/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 233 - 308	YB61006 - YB61081	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 309 - 332	YB61082 - YB61105	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08,
					105G09
FOOT 333 - 358	YB6I106 - YB61131	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 359 - 382	YB61132 - YB6I155	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08, 105G09

				Total claims selected: 677

Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewat(s).	L- Indicates the Quartz. Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

1

EXPATRIATE RESOURCES LTD. #701 - 475 Howe Street	05 May 2004
Vancouver BC Canada V6C-2B3

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS #’s
FOOT 383 - 390	YB61156 - YB61163	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 391 - 468	YB61164 - YB61241	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08, 105G09
FOOT 549 - 550	YB61314 - YB61315	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
FOOT 575	YB61756	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 579 - 581	YB61760 - YB61762	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 582 - 584	YB61763 - YB61765	2010/03/20	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 585 - 586	YB61766 - YB61767	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT 605 - 607	YB70737 - YB70739	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FOOT A 11 - 12	YB71274 - YB71275	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	P
FOOT FRA 603	YB70735	2010/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
FYD 67 - 83	YB62248 - YB62264	2005/03/21	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 1 - 12	YB86778 - YB86789	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 13 - 18	YB86790 - YB86795	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
JILL 19 - 22	YB86796 - YB86799	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 23 - 24	YB86800 - YB86801	2007/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
JILL 25 - 28	YB87470 - YB87473	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09, 105G08	F
JILL 29 - 32	YB87474 - YB87477	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G08
JILL 36	YB87481	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 37 - 38	YB87482 - YB87483	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
JILL 39	YB87484	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09
JILL 40 - 41	YB87485 - YB87486	2006/02/07	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
KINK 3	YA69009	2018/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
KNOT I - 4	YB89415 - YB89418	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09	P
KNOT 5 - 6	YB89419 - YB89420	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
LIN 1	YB87469	2006/03/07	EXPATRIATE RESOURCES LTD.	100.00	105G08	F
PAK 1 - 20	YB45974 - YB45993	2007/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
PAK 21 - 36	YB51516 - YB51531	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
PAK 37 - 60	YB58617 - YB58640	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
PAK 63 - 64	YB58643 - YB58644	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07

				Total claims selected: 677

Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewal(s),	L- Indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

2

EXPATRIATE RESOURCES LTD. #701-475 Howe Street	05 May 2004
Vancouver BC Canada V6C-2B3

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS #’s
PAK 67 - 70	YB58647 - YB58650	2006/12/31	EXPATRIATE RESOURCES LTD.	100.00	105G07
ROPE 75 - 78	YB69160 - YB69163	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 97 - 100	YB69182 - YB69185	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 114 - 118	YB69199 - YB69203	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 131 - 134	YB69216 - YB69219	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 536 - 540	YB70719 - YB70723	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 550 - 551	YB70843 - YB70844	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09
ROPE 552 - 553	YB70845 - YB70846	2005/04/06	EXPATRIATE RESOURCES LTD.	100.00	105G09	F
TOE 1 - 6	YB56214 - YB56219	2007/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 7	YB56220	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 8	YB56221	2007/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 9 - 10	YB56222 - YB56223	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08
TOE 11 - 16	YB56224 - YB56229	2007/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08

				Total claims selected : 677

Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewal(s).	L- Indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

3

EXPATRIATE RESOURCES LTD. #701 - 475 Howe Street	05 May 2004
Vancouver BC Canada V6C-2B3

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS #’s
TOE 17-36	YB59962 - YB59981	2006/03/31	EXPATRIATE RESOURCES LTD.	100.00	105G08

There is no provision in either the Quartz Mining Act or the Placer Mining Act for a Mining Recorder to interpret his/her records to the public. Where information regarding the status of a mineral claim is to be used for title opinions or quasi-legal purposes, we recommend that certified true copies of documents be obtained. All books of record and documents filed are open for public inspection, free of charge, during office hours. An enquirer may employ someone to search the records, or obtain abstracts of record at a cost of $1.00 for the first entry and $.10 for each additional entry.

If you have any questions, please do not hesitate to contact this office.

Yours truly,

Patti McLeod

Mining Recorder

Watson Lake Mining District

P.O. Box 269

Watson Lake YT Canada

Y0A-IC0

Ph:(867) 536-7366

fax: (867) 536-7842

Total claims selected: 677
Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewal(s).	L - Indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

4

SCHEDULE 2

PRIOR EXISTING ROYALTIES

1.                                     A 0.5% net smelter return royalty payable to Equity Engineering Ltd. (“Equity”) in respect of production from the Foot 1-20, Foot 23-80, Foot 83-94 and Pak 1-36 mineral claims, as described in an agreement between Equity and Atna dated as at March 24, 1995.

2.                                     A 1% net smelter return royalty payable to Nordac Resources Ltd., now called Strategic Metals Corporation, (“Nordac”) in respect of production from the Kink 3 mineral claim, as described in an agreement dated January 5,1995 between Nordac and Atna.

3.                                     A 0.5% net smelter return royalty payable to Uwe Schmidt (“Schmidt”) in respect of production from the Toe 1-16 mineral claims, as described in a letter dated December 8, 1994 from Schmidt to Atna.

Claim Status Report	18 October 2007

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS #’s
ARCH 1 - 2	YB89663 - YB89664	2022/03/07	YUKON ZINC CORPORATION	100.00	105G08	F
ARCH 3 - 4	YB89665 - YB89666	2022/03/07	YUKON ZINC CORPORATION	100.00	105G08
ARCH 5 - 6	YB89667 - YB89668	2022/03/07	YUKON ZINC CORPORATION	100.00	105G08	F
ARCH 7 - 8	YB89669 - YB89670	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
ARCH 9 - 10	YB89671 - YB89672	2022/03/07	YUKON ZINC CORPORATION	100.00	105G08	P
CAP 1	YB87468	2008/03/07	YUKON ZINC CORPORATION	100.00	105G08	F
FOOT 1 - 10	YB45954 - YB45963	2027/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 11 - 12	YB51608 - YB51609	2028/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 13 - 20	YB45966 - YB45973	2027/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 23 - 36	YB51534 - YB51547	2010/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 37 - 68	YB51548 - YB51579	2028/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 69 - 70	YB51580 - YB51581	2024/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 71 - 80	YB51582 - YB51591	2016/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 83 - 86	YB51592 - YB51595	2028/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 87 - 94	YB51596 - YB51603	2016/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 95 - 120	YB58651 - YB58676	2018/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 121 -130	YB58677 - YB58686	2010/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 131 - 132	YB58687 - YB58688	2022/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 133 - 138	YB58689 - YB58694	2018/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 139 - 148	YB58695 - YB58704	2010/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 149 - 170	YB58705 - YB58726	2008/03/31	YUKON ZINC CORPORATION	100.00	105G08, 105G09
FOOT 171 - 174	YB58727 - YB58730	2018/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 180	YB59982	2022/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 181 - 188	YB59983 - YB59990	2024/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 189 - 214	YB59991 - YB60016	2008/03/31	YUKON ZINC CORPORATION	100.00	105G08
FOOT 215 - 216	YB87460 - YB87461	2022/03/31	YUKON ZINC CORPORATION	100.00	105G08	F
FOOT 217 - 222	YB60946 - YB60951	2024/03/31	YUKON ZINC CORPORATION	100.00	105G08	F
FOOT 223 - 226	YB60952 - YB60955	2025/03/31	YUKON ZINC CORPORATION	100.00	105G08	F
FOOT 227 - 231	YB60956 - YB60960	2024/03/31	YUKON ZINC CORPORATION	100.00	105G08	F
FOOT 233 - 258	YB61006 - YB61031	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 259 - 264	YB61032 - YB61037	2014/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 265 - 280	YB61038 - YB61053	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 281 - 285	YB61054 - YB61058	2014/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 286	YB61059	2010/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 287 - 297	YB61060 - YB61070	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 298	YB61071	2014/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 299 - 308	YB61072 - YB61081	2010/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 309 - 332	YB61082 - YB61105	2008/03/07	YUKON ZINC CORPORATION	100.00	105G08, 105G09

Total claims selected : 628

Left column indicator legend:	Right column Indicator legend:
R - Indicates the claim is on one or more pending renewal(s).	L - Indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovcry
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

1

Claim Status Report	18 October 2007

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS #’s
FOOT 333 - 358	YB61106 - YB61131	2010/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 359 - 382	YB61132 - YB61155	2008/03/07	YUKON ZINC CORPORATION	100.00	105G08, 105G09
FOOT 383 - 390	YB61156 - YB61163	2010/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 391 - 468	YB61164 - YB61241	2008/03/07	YUKON ZINC CORPORATION	100.00	105G08, 105G09
FOOT 549 - 550	YB61314 - YB61315	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08	F
FOOT 575	YB61756	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 579 - 581	YB6I760 - YB61762	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 582 - 584	YB61763 - YB61765	2018/03/20	YUKON ZINC CORPORATION	100.00	105G08
FOOT 585 - 586	YB61766 - YB61767	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 605 - 606	YB70737 - YB70738	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT 607	YB70739	2010/03/07	YUKON ZINC CORPORATION	100.00	105G08
FOOT A 11 - 12	YB7I274 - YB71275	2018/03/07	YUKON ZINC CORPORATION	100.00	105G08	P
FOOT FRA 603	YB70735	2022/03/07	YUKON ZINC CORPORATION	100.00	105G08
JILL 1 - 12	YB86778 - YB86789	2009/02/07	YUKON ZINC CORPORATION	100.00	105G09
JILL 13 - 14	YB86790 - YB8679I	2009/02/07	YUKON ZINC CORPORATION	100.00	105G09	F
JILL 15 - 18	YB86792 - YB86795	2009/02/07	YUKON ZINC CORPORATION	100.00	105G09	P
JILL 19 - 22	YB86796 - YB86799	2009/02/07	YUKON ZINC CORPORATION	100.00	105G09
JILL 23 - 24	YB86800 - YB86801	2009/02/07	YUKON ZINC CORPORATION	100.00	105G08	F
JILL 25 - 28	YB87470 - YB87473	2008/02/07	YUKON ZINC CORPORATION	100.00	105G09, 105G08	F
JILL 29 - 32	YB87474 - YB87477	2008/02/07	YUKON ZINC CORPORATION	100.00	105G08
JILL 36	YB87481	2008/02/07	YUKON ZINC CORPORATION	100.00	105G09
JILL 37 - 38	YB87482 - YB87483	2008/02/07	YUKON ZINC CORPORATION	100.00	105G09	P
JILL 39	YB87484	2008/02/07	YUKON ZINC CORPORATION	100.00	105G09
JILL 40 - 41	YB87485 - YB87486	2008/02/07	YUKON ZINC CORPORATION	100.00	105G09	F
KINK 3	YA69009	2030/03/31	YUKON ZINC CORPORATION	100.00	105G08
LIN 1	YB87469	2008/03/07	YUKON ZINC CORPORATION	100.00	105G08	F
PAK 1 - 20	YB45974 - YB45993	2007/12/31	YUKON ZINC CORPORATION	100.00	105G07
PAK 21 - 36	YB51516 - YB51531	2007/12/31	YUKON ZINC CORPORATION	100.00	105G07
PAK 37 - 60	YB58617 - YB58640	2007/12/31	YUKON ZINC CORPORATION	100.00	105G07
PAK 63 - 64	YB58643 - YB58644	2007/12/31	YUKON ZINC CORPORATION	100.00	105O07
PAK 67 - 70	YB58647 - YB58650	2007/12/31	YUKON ZINC CORPORATION	100.00	105G07
TOE 1 - 7	YB56214 - YB56220	2008/03/31	YUKON ZINC CORPORATION	100.00	105G08
TOE 8	YB56221	2009/03/31	YUKON ZINC CORPORATION	100.00	105G08
TOE 9 - 12	YB56222 - YB56225	2008/03/31	YUKON ZINC CORPORATION	100.00	105G08
TOE 13 - 16	YB56226 - YB56229	2009/03/31	YUKON ZINC CORPORATION	100.00	105G08

Total claims selected : 628

Left column indicator legend:	Right column indicator legend:
R - Indicates the claim is on one or more pending renewal(s).	L - Indicates the Quartz Lease.	D - Indicates Placer Discovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	C - Indicates Placer Codiscovery
	P - Indicates Partial Quartz fraction (<25 acres)	B - Indicates Placer Fraction

2

Claim Status Report	18 October 2007

Claim Name and Nbr.	Grant No.	Expiry Date	Registered Owner	% Owned	NTS #’s
TOE 17 - 36	YB59962 - YB59981	2008/03/31	YUKON ZINC CORPORATION	100.00	105G08

Criteria(s) used for search:

CLAIM NAME: ARCH, CAP, FOOT, JILL, KINK, LIN, PAK, TOE  CLAIM NUMBER (FROM): 1, 3   CLAIM STATUS: ACTIVE & PENDING   OWNER(S): YUKON ZINC CORPORATION  REGULATION TYPE: QUARTZ

Total claims selected : 628

Left column indicator legend:	Right column indicator legend:	D - Indicates Placer Discovery
R - Indicates the claim is on one or more pending renewal(s).	L - Indicates the Quartz Lease.	C - Indicates Placer Codiscovery
P - Indicates the claim is pending.	F - Indicates Full Quartz fraction (25+ acres)	B - Indicates Placer Fraction
P - Indicates Partial Quartz fraction (<25 acres)

3